EXHIBIT 10.1

EXECUTION VERSION

CAPITAL CONTRIBUTION AGREEMENT

This CAPITAL CONTRIBUTION AGREEMENT (this “Agreement”), dated as of May 31, 2007, is entered into by and among U.S. Energy Biogas Corp., a Delaware corporation (the “Company”), U.S. Energy Systems, Inc., a Delaware corporation (“Holdings”), and Silver Point Finance, LLC (the “Administrative Agent”).

RECITALS:

WHEREAS, the Company wishes to obtain financing pursuant to that certain Credit and Guaranty Agreement, dated as of May 31, 2007 (as amended, supplemented or otherwise modified, the “Credit Agreement”), by and among the Company, certain subsidiaries of the Company, as guarantors, the lenders party thereto from time to time (the “Lenders”), and the Administrative Agent, as administrative agent, collateral agent and lead arranger, the proceeds of which will be used to (i) fund the Transactions, (ii) pay the Transaction Costs and (iii) for the general corporate purposes of Company;

WHEREAS, it is a condition precedent to the making of any Loan on the Closing Date pursuant to the Credit Agreement that the Company shall enter into this Agreement with Holdings.

NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I. DEFINITIONS

Section 1.01 Incorporated Terms. Each capitalized term used herein and not defined herein shall have the meaning ascribed to such term in the Credit Agreement (regardless of whether such agreement shall have been terminated or otherwise not be in full force and effect).

Section 1.02 Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires.

“Bank” shall mean [        ].

“Capital Contribution” shall mean, with respect to any YESCo Payment, a cash capital contribution or any other cash payment to the Company required to be made by Holdings to the Company in accordance with Section 2.01.

“Capital Contribution Date” shall mean, with respect to any YESCo Payment, the date upon which Holdings makes a Capital Contribution in repayment of the amount of such YESCo Payment.

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“Company’s Account” shall mean Account No. [        ] in the name of the Company at the Bank.

“Default Interest” shall mean, for any day, a rate per annum equal to the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus three percent (3.0%).

“Effective Date” shall mean the date hereof.

“Event of Bankruptcy” shall mean any voluntary or involuntary event of bankruptcy of the type described in Sections 8.1(f) and (g) of the Credit Agreement.

“YESCo” shall mean Yankee Energy Services Company.

“YESCo Document” shall mean any of (i) the YESCo Note, (ii) the Intercreditor and Subordination Agreement, dated as of April 8, 2004, by and among Countryside Canada Power Inc. (“Canco”) and YESCo, with respect to the indebtedness of Company to such parties (the “USEB Subordination Agreement”), (iii) the Intercreditor and Subordination Agreement, dated as of April 8, 2004, by and among Canco and YESCo, with respect to the indebtedness of the YESCo Note Parties to such parties (the “BMC Subsidiaries Subordination Agreement”), (iv) the Guaranty, dated as of April 8, 2004, by USEB in favor of YESCo, and (v) any ancillary documents related to any of the foregoing.

“YESCo Note” shall mean that certain Secured Promissory Note, dated as of March 30, 2001, by and among the YESCo Note Parties in favor of YESCo, as amended by that certain BMC Note Amendment, dated as of April 8, 2004, by and among the YESCo Note Parties in favor of YESCo.

“YESCo Note Parties” shall mean, collectively, BMC Energy LLC, Brookhaven Energy, LLC, Countryside Genco, L.L.C., Countryside Landfill Gasco, L.L.C., Morris Genco, L.L.C. and Morris Gasco, L.L.C.

“YESCo Payment” shall mean any payment made to YESCo by the Company, the YESCo Note Parties or any of their respective Subsidiaries.

“YESCo Payment Date” shall mean, with respect to any YESCo Payment, the date upon which such payment is made.

Section 1.03 Rules of Construction.

(a) Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular.

(b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall, unless otherwise expressly specified, refer to this Agreement as a whole and not to any particular provision of this Agreement and all references to Sections shall be references to Sections of this Agreement unless otherwise expressly specified.

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(c) Any agreement, contract or document defined or referred to herein shall be deemed to refer to such agreement, contract or document, all schedules and exhibits thereto and all amendments or modifications thereto permitted pursuant to the terms hereof and the other Credit Documents.

ARTICLE II. CAPITAL CONTRIBUTION OBLIGATIONS

Section 2.01 Capital Contributions. Commencing on the Effective Date to and including the Maturity Date, on any YESCo Payment Date, Holdings shall make Capital Contributions to the Company in an amount equal to the YESCo Payment Amount made on such YESCo Payment Date.

Section 2.02 Interest. Any amount which is not paid when due pursuant to Section 2.01 shall bear interest at the Default Rate plus two percent (2%) (which amount shall be calculated quarterly in arrears on the basis of a 360-day year) until paid in full.

Section 2.03 Payments. Holdings agrees to make all payments required to be made by it hereunder in United States Dollars and immediately available funds directly to the Company’s Account for the benefit of the Company.

ARTICLE III. WAIVERS

Section 3.01 Obligations Absolute. The obligation of Holdings to make any Capital Contribution in accordance with Section 2.01 is absolute, irrevocable and unconditional in all respects and shall be unaffected by any circumstance whatsoever, including, without limitation:

(i)	any lack of validity or enforceability of any obligations under any Credit Document;

(ii)	the existence of any claim, setoff, defense or other right which Holdings may have against the Company, the YESCo Parties, Bank or any other Person;

(iii)	any failure by Holdings to perform its obligations under this Agreement or any release (whether by operation of law or otherwise) of the Company, the YESCo Parties or Holdings from its obligations under this Agreement, any Credit Document or any YESCo Document;

(iv)	the occurrence of an Event of Bankruptcy with respect to the Company, the YESCo Parties or any other Person and the occurrence of any other proceeding as a result of such event;

(v)	any amendment, supplement or other modification of any YESCo Document or any Credit Document (including, without limitation,

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any increase in the amounts payable in respect of any or all of the obligations under any Credit Document or any extension of the time of payment, observance or performance, or any other amendment, supplement or modification of any of the other terms and provisions relating to the obligations under any Credit Document);

(vi)	the existence of any condition that adversely affects the value of any of the Brookhaven Project, Countryside Project and the Morris Project the (collectively, the YESCo-Related Projects”) or the ability of the Company or the YESCo Parties to use any of the YESCo-Related Projects for the purposes contemplated by the applicable Project Documents;

(vii)	the exercise by the Company, the YESCo Parties, the Administrative Agent or any other Secured Party, or the Bank of any of their rights and remedies under any Credit Document or any YESCo Document;

(viii)	any delay or failure by the Company, the YESCo Parties, the Administrative Agent or any other Secured Party, or the Bank in the exercise of their rights and remedies under this Agreement, any Credit Document or any YESCo Document;

(ix)	any breach or default by any Person in the performance or observance of any of its obligations under this Agreement, any Credit Document or any YESCo Document to which it is a party; and

(x)	the existence, value or condition of, or failure to perfect its Lien against, any security for the obligations under the Credit Documents or any action, or the absence of any action, by the Administrative Agent or any other Secured Party or the Bank in respect thereof (including, without limitation, the release of any such security).

Section 3.02 Waiver. In addition to the waivers contained in Section 3.01:

(i)	Holdings waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Holdings of its obligations under, or the enforcement by the Company of, this Agreement;

(ii)	Holdings waives, and agrees that it shall not at any time claim or take the benefit or advantage of, Section 365(c)(2) of the Bankruptcy Code;

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(iii)	Holdings hereby waives all notices, diligence, presentment and demand with respect to any of the events referred to in Section 3.01 or any other fact which might increase the risk to Holdings, and waives the benefit of all laws which are or might be in conflict with the terms of this Agreement;

(iv)	Holdings hereby irrevocably waives, to the extent it may do so under applicable laws, any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by or against the Administrative Agent or any other Secured Party or the Bank; and

(v)	Holdings hereby irrevocably waives, to the extent it may do so under applicable laws, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought by the Company, Administrative Agent or any other Secured Party, or the Bank against Holdings for specific performance of the terms of this Agreement.

Section 3.03 Reinstatement. Notwithstanding anything to the contrary provided for in Section 4.01, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Company pursuant to this Agreement is rescinded or must otherwise be restored or returned by the Company to Holdings or any trustee, custodian or similar official for Holdings upon the occurrence of an Event of Bankruptcy with respect to Holdings, or upon the appointment of any intervenor or conservator of, or trustee, custodian or similar official for, Holdings or any part of the assets of Holdings or otherwise, all as though such payments had not been made.

ARTICLE IV. MISCELLANEOUS

Section 4.01 Termination. Except as otherwise provided for herein, this Agreement shall terminate on the earlier of (i) the termination, expiration or cancellation of the YESCo Note and (ii) the Maturity Date, provided that with respect to both (i) and (ii) of this Section Holdings shall have satisfied its obligation under Article II to make all of its required Capital Contributions, both on and prior to such date.

Section 4.02 Notices. All notices and other communications hereunder shall be in writing, shall be sent by first class mail, by personal delivery, by a nationally recognized courier service, or by telecopy and shall be directed to the addresses and telephone or telecopy numbers listed on Schedule I hereto or to such other address or addressee as a party may designate by notice given pursuant hereto.

Section 4.03 Expenses. Holdings agrees to pay on demand to the Company, as applicable, all reasonable costs and expenses of collection (including, without limitation, the reasonable fees and disbursements of counsel) incident to the enforcement or preservation of any right or claim under this Agreement against Holdings.

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Section 4.04 Third-Party Beneficiary. It is understood and agreed that the Administrative Agent is intended to be a third-party beneficiary of this Agreement and has the express right to enforce each term of this Agreement.

Section 4.05 Separate Counterparts; Amendments; Waiver. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or other electronic means shall be equally effective as delivery of the original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic means shall also deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Agreement. Neither this Agreement nor any of the terms hereof may be amended, supplemented, waived or otherwise modified except by an instrument in writing signed by the Administrative Agent and the party against whom any such waiver, amendment, supplement, or other modification is to be enforced.

Section 4.06 No Waiver; Remedies Cumulative. No failure or delay on the part of the Company or the Administrative Agent in exercising any right, power or privilege hereunder and no course of dealing between the Company or the Administrative Agent and Holdings or any other party hereto shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

Section 4.07 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.08 Successors and Assigns. This Agreement shall be binding upon each party hereto, and on their permitted successors and assigns, and shall inure to the benefit of the Company and its successors and assigns; provided, however, that Holdings shall not transfer or assign all or any portion of its obligations under this Agreement without the prior written consent of the Company and the Administrative Agent, in their sole discretion. Holdings hereby consents to the collateral assignment of this Agreement by the Company to the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge and Security Agreement or otherwise, and Holdings hereby agrees that (i) pursuant to the exercise of remedies the Administrative Agent or its designee or transferee may succeed to the rights, powers, privileges, interests and remedies of the Company, whether arising under this Agreement or by statute or in law or in Capital or otherwise and (ii) the Administrative Agent as third-party beneficiary of this Agreement shall have the right to enforce directly the provisions hereof against each of the parties hereto.

Section 4.09 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provisions of this Agreement.

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Section 4.10 Limitation of Liability. The liabilities and obligations of Holdings hereunder shall be obligations solely of Holdings and shall not be obligations of, nor shall enforcement of such obligations be sought against, any director, officer or shareholder of Holdings. The Administrative Agent waives any and all right to seek or demand damages or judgment against any director, officer or shareholder of Holdings in connection with this Agreement and agrees to look solely to Holdings and Holdings’s assets for the enforcement of Holdings’s obligations hereunder.

Section 4.11 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND HOLDINGS HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. EACH OF THE COMPANY AND HOLDINGS HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS                  AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE COMPANY OR HOLDINGS, AS APPLICABLE, AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMININSTRATIVE AGENT. THE COMPANY, THE ADMINISTRATIVE AGENT AND HOLDINGS IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY, THE ADMINISTRATIVE AGENT AND HOLDINGS AT ITS ADDRESS REFERRED TO IN SECTION 4.02. EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND HOLDINGS HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING

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BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED IN ANY OTHER JURISDICTION.

(c) EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND HOLDINGS HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first written above.

U.S. ENERGY BIOGAS CORP.

By:
Name:
Title:

U.S. ENERGY SYSTEMS, INC.

By:
Name:
Title:

SILVER POINT FINANCE, LLC, as Administrative Agent

By:
Name:
Title:

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Schedule I to

Capital Contribution Agreement

Notice Addresses

Any notice to be mailed, delivered or faxed to any of the following parties pursuant to the terms of the foregoing agreement shall be sent to such party at its address or facsimile number as set forth below:

U.S. ENERGY BIOGAS CORP.,
as the Company

40 Tower Lane
Avon, CT 06001
Attn:
Tel:
Fax:

U.S. ENERGY SYSTEMS, INC.,
as Holdings

Attn:
Tel:
Fax:

SILVER POINT FINANCE, LLC,

as Administrative Agent

Silver Point Finance, LLC (Borrowings, Paydowns, Interest, Fees, Rate Settings)

2 Greenwich Plaza

Greenwich, CT 06830

Attn:	Tim Skoufis
Phone:	(203) 542-4445
Fax:	(203) 286-2139
Email:	bladmin@silverpointcapital.com

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with a copy to:

Silver Point Finance, LLC (Financials, Credit Agreements, Amendments, Waivers, Compliance)

2 Greenwich Plaza

Greenwich, CT 06830

Attn:	Dinorah Martinez
Phone:	(203) 542-4409
Fax:	(203) 542-4550
Email:	creditadmin@silverpointcapital.com

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